UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A

Proxy  Statement  Pursuant to Section  14(a)  of  the  Securities
Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[_]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS  PERMITTED
BY RULE 14a-6(e) (2))

[X] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12


FIRST CANADIAN AMERICAN HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)
(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)  Per  unit  price  or other underlying value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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          FIRST CANADIAN AMERICAN HOLDING CORPORATION:
 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

June 16, 2003

DEAR STOCKHOLDER:

A Special Meeting of stockholders (the "Special Meeting") of FIRST CANADIAN AMERICAN HOLDING CORPORATION Inc. ("First Canadian"), will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2 on June 30, 2003, at 10 a.m.

At the Special Meeting, you will be asked to approve a plan to spin-off First Canadian American Trust Company ("First Canadian American Trust"). The Board of Directors has determined that a complete spin-off of First Canadian American Trust is advisable and in the best interests of First Canadian and its stockholders. We are preparing to spin-off First Canadian American Trust because it will allow its management team to focus on its core business which is separate and distinctive from First Canadian's. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully. The Board of Directors recommends you to approve the Plan of Spin-Off adopted by the Board. As a stockholder, you cast one vote for each share you own.

Holders of record of shares of the First Canadian at the close of business on June 6, 2003 are entitled to vote at the Special
Meeting and at any adjournments thereof.

If the stockholders approve the recommendation to spin-off of First Canadian American Trust, then you will receive your shares of the spin-off in the form of a stock dividend.

Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can fax the proxy card (both sides) to 310-861-5311 or vote by telephone by calling 416-918-2209. First Canadian may also solicit proxies from stockholders by letter, telephone and/or fax. Voting by fax or telephone will reduce the time and costs associated with the proxy solicitation. When First Canadian records proxies by telephone, it will use procedures designed to
(i)    authenticate   stockholders'   identities,   (ii)    allow
stockholders  to  authorize  the  voting  of  their   shares   in
accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information please call 1-416-918-2209.

Thank you for your participation in the Special Meeting.

Sincerely,

/S/ Sandy Winick
Chairman

          FIRST CANADIAN AMERICAN HOLDING CORPORATION:
 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

QUESTIONS & ANSWERS

These Questions & Answers are intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the proposal to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Thank you in advance for your vote.

WHEN AND WHERE IS THE SPECIAL MEETING?

A  Special  Meeting of stockholders will be held  at  6021  Yonge
Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, on June 30,
2003 at 10:00 a.m.

WHY IS THE LIQUIDATION BEING PROPOSED?

The Board of Directors believes that it would be in the best interest of First Canadian stockholders to approve the spin-off of First Canadian American Trust. Accordingly, the Board of Directors has recommended spinning-off First Canadian American Trust and distributing the stock to First Canadian stockholders by way of a stock dividend. The reasons for the recommendation include, among other reasons, allowing First Canadian American Trust to pursue its own business on its own and allowing its management to carry on independently of the parent company.

HOW WILL APPROVAL OF THIS PROPOSAL AFFECT ME?

If the proposal to spin-off of First Canadian American Trust is approved, a stock dividend of 1 share in First Canadian American Trust shares will be distributed to First Canadian stockholders for every 10,000 shares of First Canadian that are held. Stockholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

IF  FIRST CANADIAN AMERICAN TRUST IS SPUN-OFF, WHAT WILL  BE  THE
FEDERAL INCOME TAX CONSEQUENCES FOR ME?

In connection with the spin-off of First Canadian American Trust, First Canadian American Trust will make a distribution by way of a stock dividend to First Canadian stockholders. The dividend that you receive will be taxable as a capital gain to the extent that the distribution exceeds your basis in your shares, or capital loss to the extent your basis in your shares exceeds the distribution. The capital gain or loss (if any) that you realize in the distribution will be recognized by you in your taxable year in which the distribution is received. Any such capital gain or loss will be a long-term capital gain or loss if you have owned your shares for more than one year and will be a short-term capital gain or loss if you have owned your shares for one year or less. You are urged to consult your own tax advisor regarding the tax consequences to you, in your particular circumstances, of the receipt of the liquidating distribution.





WILL MY VOTE MAKE A DIFFERENCE AND HOW CAN I VOTE?

Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on delays of any further solicitations for a shareholder vote. We encourage you to participate in the governance of First Canadian.

You can vote by completing and signing the enclosed proxy card(s)
and   mailing   it   in   the  enclosed  postage-paid   envelope.
Stockholders can also vote in person at the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the proposed spin-off of First
Canadian American Trust.

HOW DO I CONTACT YOU?

If you have any questions, call First Canadian at 1-416-918-2209.

           FIRST CANADIAN AMERICAN HOLDING CORPORATION
 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2

June 16, 2003

TO   THE   STOCKHOLDERS  OF  FIRST  CANADIAN   AMERICAN   HOLDING
CORPORATION:

A  Special  Meeting  of stockholders of FIRST  CANADIAN  AMERICAN
HOLDING CORPORATION ("First Canadian"), will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2 , on June 30, 2003, at 10 a.m., for the purpose of considering and voting upon:

1.  The approval of a Plan of Spin-off (Proposal 1); and

2. Any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends that you vote in favor of Proposal 1.

The close of business on June 6, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting of stockholders or any adjournment(s) or postponement(s) thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. You may also vote via telephone or fax. Any stockholder attending the Special Meeting may vote in person even though a proxy has already been returned. You may change your vote even though a proxy has been returned by written notice to First Canadian by submitting a subsequent proxy using the mail, telephone, or fax or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.

If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call 1-416-918-2209.

By Order of the Board of Directors,
_______________________
Secretary




INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                Valid
Signature

Corporate Accounts

(1)  ABC Corp..............................        ABC Corp.  (by
John Doe, Treasurer)
(2)   ABC  Corp..............................         John   Doe,
Treasurer
(3)  ABC Corp.........          c/o John Doe, Treasurer..... John
Doe
(4) ABC Corp. Profit Sharing Plan.........  John Doe, Trustee

Trust Accounts

(1)  ABC  Trust.............................        Jane B.  Doe,
Trustee
(2) Jane B. Doe, Trustee a/t/d 12/28/78...   Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA...John B. Smith
(2)         John         B.        Smith.........................
John B. Smith, Jr., Executor


          FIRST CANADIAN AMERICAN HOLDING CORPORATION:
 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2


PROXY  STATEMENT  FOR THE SPECIAL MEETING OF STOCKHOLDERS  TO  BE
HELD ON JUNE 30, 2003

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of FIRST CANADIAN AMERICAN HOLDING CORPORATION (the "Company") for use at a Special Meeting of stockholders of FIRST CANADIAN AMERICAN HOLDING CORPORATION ("First Canadian"), and any adjournment(s) thereof (the "Special Meeting"). The Special Meeting will be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, on June 30, 2003, at 10 a.m. for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about June 17, 2003.

Stockholders who execute proxies retain the right to revoke them in person at the Special Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the proposal set forth below (the "Proposal"). The close of business on June 6, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share ("Share") of common stock of First Canadian held of record on the Record Date, with no Shares having cumulative voting rights. The number of Shares of First Canadian issued and outstanding as of the Record Date is 301,426,988,913.

A quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of First Canadian entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve or reject the Proposal in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies, which they are entitled to vote FOR or AGAINST any such proposal at their discretion.

The  principal executive office of the Company is located at 6021
Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2
..

PROPOSAL 1:

APPROVAL OF THE PLAN OF SPIN-OFF

BACKGROUND

REASONS FOR THE PROPOSAL

The officers of First Canadian investigated what, if any, additional steps or alternative courses would best serve the interest of stockholders. First Canadian sought to determine whether mergers or transfers of assets would be possible, and if it would produce desirable results for stockholders. After reviewing current market conditions, the relatively small size of First Canadian American Trust Company and the time required to effect a transaction, management of First Canadian believed that the expense of a merger with or transfers of assets to another company are greater than the benefits stockholders of First Canadian could expect to realize from such a transaction, even if a company with a comparable focus that would be willing to engage in such transaction could be identified.

At a meeting held on May 15, 2003, the Board considered various alternatives for First Canadian American Trust , including (i) increasing the of exposure through special marketing efforts,
(ii) merging with another company with similar focus, and (iii) spinning-off of First Canadian American Trust . The Board believed that further marketing efforts would not be successful, the merger of First Canadian American Trust with a similar company was not considered a viable option.

The Board of Directors therefore concluded that it would be in the best interest of the stockholders of First Canadian to spin-off First Canadian American Trust promptly. Accordingly, at the May 15, 2003 meeting of the Board of Directors of the Company, the Directors approved the spin-off of First Canadian American Trust.

SUMMARY OF PLAN OF SPIN-OFF

The  Board  of  Directors has approved the Plan of Spin-Off  (the
"Plan") attached as Exhibit A, which is summarized below:

1.   Adoption of the Plan.  The effective date of the  Plan  (the
"Effective Date") shall be the date on which the Plan is adopted by stockholders.

2. Spin-Off and Distribution of Shares. As soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of the Plan, First Canadian shall have the authority to engage in such transactions as may be appropriate for First Canadian American Trust 's spin-off from First Canadian and subsequent stock dividend to the stockholders of First Canadian.

3. Distribution to Stockholders. As soon as practicable after the Effective Date, First Canadian American Trust shall distribute pro rata on the date of the stock dividend to its stockholders of record on the Effective Date shares of First Canadian American Trust.

4. Amendment or Abandonment of the Plan. The Board is authorized to modify or amend the Plan at any time without stockholder approval if it determines that such action would be in the best interests of First Canadian and stockholders.
However, any amendment which the Board determines would be materially and adversely prejudicial to the interest of stockholders will be submitted to the stockholders for approval. In addition, the Board may abandon the Plan without approval at any time if it determines this to be in the best interests of First Canadian and stockholders.

5. Expenses. The expenses incurred in carrying out the terms of the Plan shall be borne by First Canadian.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information with regard to the federal income tax consequences to stockholders on receipt of the stock dividend from First Canadian American Trust pursuant to the provisions of the Plan. However, the Company has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the spin-off and subsequent stock dividend. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any stockholder upon receipt of the dividend will be as set forth below.

The information below is only a summary of some of the federal tax consequences generally affecting the Company and its individual U.S. stockholders resulting from the stock dividend of New Wave Windmills. This summary does not address the particular federal income tax consequences applicable to stockholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect stockholders differently depending on their particular tax situations unrelated to the stock dividend, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the stock dividend. The receipt of the stock dividend may result in tax consequences that are unanticipated by stockholders. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

For federal income tax purposes, a stockholder's receipt of the stock dividend will be a taxable event and will be treated as a dividend.

If a stockholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 30% backup withholding tax with respect to the dividend. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

APPRAISAL RIGHTS

Stockholders will not be entitled to appraisal rights under Canada law in connection with the Plan.





REQUIRED VOTE

Approval of Proposal 1 requires the affirmative vote of a majority of First Canadian's outstanding shares of common stock as of the Record Date. The Board recommends that the stockholders vote FOR the proposed Spin-off of First Canadian American Trust pursuant to the provisions of the Plan of Spin-off. The effect of abstentions and Broker Non-Votes, as defined below, is the same as a vote cast against the Proposal. However, abstentions and Broker Non-Votes will be recorded as present at the Special Meeting for the determination of a quorum. "Broker Non-Votes" are shares held in the name of a broker or nominee for whom an executed proxy is received by First Canadian, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

If the stockholders do not approve the proposal, First Canadian American Trust will continue to exist as a subsidiary of First Canadian and operate in accordance with its stated objective and policies. The Board would then meet to consider what, if any, steps to take in the best interests of stockholders.

ADDITIONAL INFORMATION

BENEFICIAL OWNERSHIP

Exhibit B contains information about the beneficial ownership by stockholders of 5% or more of First Canadian's outstanding shares, as of the Record Date. On that date, the Directors and officers of the Company, individually and as a group, owned beneficially more than 83% of First Canadian's outstanding shares.

STOCKHOLDER PROPOSALS

First Canadian is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary the First Canadian at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, in order that they are received within a reasonable time before any such meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO STOCKHOLDERS

First Canadian will furnish, without charge, a copy of First Canadian's most recent annual or semi-annual report to a stockholder of First Canadian upon request. Any such request should be directed to First Canadian's Secretary, 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2.

OTHER BUSINESS

The Board of Directors does not know of any other matter which may come before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

EXPENSES OF PROXY SOLICITATION

The  costs  of  preparing,  assembling and  mailing  material  in connection with this solicitation of proxies will be borne by First Canadian. Proxies may also be solicited personally by officers of First Canadian, or other representatives or agents of First Canadian, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by First Canadian for out-of-pocket expenses incurred in this connection.

June 16, 2003

EXHIBIT A

PLAN OF SPIN-OFF OF FIRST CANADIAN AMERICAN TRUST COMPANY.

First Canadian, a Ontario corporation (the "Company"), shall proceed to a complete spin-off of First Canadian American Trust Ltd.("First Canadian American Trust "), a subsidiary of the Company, according to the procedures set forth in this Plan of Spin-off (the "Plan"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of First Canadian and its stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of First Canadian (the "Stockholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of the
Stockholders   of   First  Canadian  and   has   authorized   the
distribution of a Proxy Statement in connection with the solicitation of proxies for that meeting (the "Proxy Statement"). Upon Stockholder approval of the Plan, First Canadian American Trust shall be completely spun-off in accordance with the requirements of Ontario Law, the Company's Articles of Incorporation and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1.   Adoption  of  Plan.  The effective date  of  the  Plan  (the
"Effective Date") shall be the date on which the Plan is approved by the Stockholders.

2. No Provisions for Liabilities. First Canadian shall not pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations of First Canadian American Trust, including, without limitation, any contingent liabilities.

3. Distribution to Stockholders. As soon as practicable after the Effective Date, First Canadian American Trust shall issue a stock dividend and distribute pro rata on the date of its spin-off to the Stockholders of record on the Effective Date in complete non-cancellation and non-redeemable common shares of First Canadian American Trust.

Each Stockholder not holding stock certificates of First Canadian will receive through there broker their proportionate shares held at the DTC. Each Stockholder holding stock certificates of First Canadian will receive a stock certificate from First Canadian American Trust directly.

4. Articles of Amendment. Subject to Stockholder approval, following the completion of the spin-off of First Canadian American Trust and pursuant to the laws of Ontario, the Company shall file Articles of Amendment (the "Articles") if needed.

5. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Stockholder approval if it determines that such action would be advisable and in the best interests of First Canadian and the Stockholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Stockholders, such an amendment or modification will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan without Stockholder approval at any time prior to the spin-off of First Canadian American Trust if it determines that abandonment would be advisable and in the best interests of First Canadian and the Stockholders.

6. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete spin-off of First Canadian American Trust in accordance with the Code and Ontario

7.   Expenses.   The expenses of carrying out the terms  of  this
Plan shall be borne by First Canadian, whether or not the spin-off contemplated by this Plan is affected.

Dated: May 15, 2003

EXHIBIT B

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of June 6, 2003 following stockholders were known to the Company to own beneficially 5% or more of the Shares of First
Canadian:


NAME AND ADDRESS OF     NUMBER OF          PRECENTAGE
BENEFICIAL OWNER        SHARES OWNED       OWNED

SANDY    WINICK        250,000,000,000         83%


FIRST CANADIAN AMERICAN HOLDING CORPORATION

SPECIAL MEETING OF STOCKHOLDERS - June 30, 2003.

This Proxy is solicited on Behalf of the Board of Directors

The undersigned holder of shares of FIRST CANADIAN AMERICAN HOLDING CORPORATION ("First Canadian"), hereby appoints Sandy Winick, proxies with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of First Canadian that the undersigned is entitled to vote at the Special Meeting of Stockholders of First Canadian to be held at 6021 Yonge Street, Suite 212, Toronto, Ontario, Canada, M2M 3W2, on June 30, 2003, at 10a.m. and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


Vote via Facsimile: 1-310-861-5311

Vote via Telephone: 1-416-918-2209

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal.

Please  Sign,  Date  and  Return the  Proxy  Promptly  Using  the
Enclosed Envelope.


Dated: _____________________, 2003


__________________________________
Signature(s), Title(s), if applicable








NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

___________________________________



___________________________________

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN  THE
ENCLOSED ENVELOPE

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY RECOMMENDS  A  VOTE  "FOR"
PROPOSAL 1.

|X| Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE  DO  NOT  USE  A FINE POINT PEN. THIS PROXY,  IF  PROPERLY
EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL  BE  VOTED
FOR APPROVAL OF THE PROPOSAL.

1.    The  approval  of the Plan of Spin-Off  of  First  Canadian
American Trust Ltd., as adopted by the Board of Directors.

[_] FOR   [_] AGAINST   [_] ABSTAIN

NOTE  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE  REVERSE
SIDE